UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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ATLANTIC COAST FEDERAL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 7, 2008
Dear Stockholder:
We cordially invite you to attend the 2008 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, the parent company of Atlantic Coast Bank. The annual meeting will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 16, 2008.
The enclosed notice of Annual Meeting of Stockholders and proxy statement describes the formal business to be transacted at the annual meeting. During the annual meeting we will also report on the operations of Atlantic Coast Federal Corporation. Our directors and officers will be present to respond to any questions that stockholders may have.
The business to be conducted at the annual meeting includes the election of three directors and the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm for the year ending December 31, 2008.
Our board of directors has determined that the matters to be considered at the annual meeting are in the best interests of Atlantic Coast Federal Corporation and its stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote “FOR” each matter to be considered.
Also enclosed for your review is our 2007 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Atlantic Coast Federal Corporation as well as our audited financial statements. On behalf of the board of directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mailing the enclosed proxy card in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

Sincerely,

Robert J. Larison, Jr.
President and Chief Executive Officer

ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(800) 342-2824
NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To be held on May 16, 2008
     Notice is hereby given that the 2008 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 16, 2008, at 10:00 a.m., local time.
     A proxy card and a proxy statement for the annual meeting are enclosed.
     The annual meeting is being held for the purpose of considering and acting upon:
1.	The election of three directors of Atlantic Coast Federal Corporation;

2.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for Atlantic Coast Federal Corporation for the year ending December 31, 2008; and
such other matters as may properly come before the annual meeting, or any adjournments thereof. The board of directors is not aware of any other business to come before the annual meeting.
     Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 21, 2008, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.
     EVEN IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF ATLANTIC COAST FEDERAL CORPORATION BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING VOTING AND REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Pamela T. Saxon
Secretary

Waycross, Georgia
April 7, 2008

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

ANNUAL MEETING OF STOCKHOLDERS
REVOCATION OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL I — ELECTION OF DIRECTORS
PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING
STOCKHOLDER PROPOSALS
OTHER MATTERS
MISCELLANEOUS
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

Proxy Statement
ATLANTIC COAST FEDERAL CORPORATION
505 Haines Avenue
Waycross, Georgia 31501
(800) 342-2824
ANNUAL MEETING OF STOCKHOLDERS
May 16, 2008
     This proxy statement is being furnished in connection with the solicitation of proxies on behalf of the board of directors of Atlantic Coast Federal Corporation to be used at the 2008 Annual Meeting of Stockholders of Atlantic Coast Federal Corporation, which will be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, on May 16, 2008, at 10:00 a.m., local time, and all adjournments of the annual meeting. The accompanying notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about April 7, 2008.
REVOCATION OF PROXIES
     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the board of directors of Atlantic Coast Federal Corporation will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the annual meeting by signing and returning the enclosed proxy card to us, in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted “FOR” the proposals set forth in this proxy statement.
     Proxies may be revoked by sending written notice of revocation to the Secretary of Atlantic Coast Federal Corporation, Pamela T. Saxon, at our address shown above, by delivering a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. The presence at the annual meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Atlantic Coast Federal Corporation prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 21, 2008 are entitled to one vote for each share then held. As of March 21, 2008, there were 13,624,923 shares of our common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.
     As to the election of directors, the proxy card included with this proxy statement enables a stockholder to vote FOR the election of the nominees proposed by the governance/nominating committee of the board of directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting in person or by proxy is required for the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2008. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”
     Management anticipates that Atlantic Coast Federal, MHC, our majority stockholder, will vote all of its shares of common stock in favor of all the matters set forth above. If Atlantic Coast Federal, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accounting firm would be assured. As of March 21, 2008, Atlantic Coast Federal, MHC held 8,728,500 shares of common stock and persons other than Atlantic Coast Federal, MHC held 4,896,423 shares of common stock.
     Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 21, 2008, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of our common stock, as well as shares beneficially owned in the aggregate by all of our directors and executive officers and Atlantic Coast Federal, MHC as a group.

	Amount of Shares
	Owned and Nature	Percent of Shares
Name and Address of	of Beneficial	of Common Stock
Beneficial Owners	Ownership(1)	Outstanding

Atlantic Coast Federal, MHC	8,728,500	64.1%
505 Haines Avenue Waycross, Georgia 31501

Atlantic Coast Federal, MHC, and all of Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors and executive officers as a group (16 persons) (2)	9,629,076	70.7%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(2)	Includes shares of common stock held by Atlantic Coast Federal, MHC, of which Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors and two of its executive officers are also executive officers and directors. Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s executive officers and directors beneficially owned 758,528 shares of common stock, or 5.6% of the outstanding shares of common stock.
PROPOSAL I — ELECTION OF DIRECTORS
     Our board of directors consists of nine members and our bylaws provide that approximately one-third of our directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated Robert J. Larison, Jr., W. Eric Palmer and Jon C. Parker, Sr., each to serve as directors for three-year terms. All of the nominees are currently members of the board of directors.
     The table below sets forth certain information regarding the composition of our board of directors as of March 21, 2008, and the nominees, including the terms of office of board members. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the board of directors may recommend. At this time, the board of directors knows of no reason why any nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.

		Positions
		Held with Atlantic			Shares of Common
		Coast Federal			Stock Beneficially
Name(1)	Age(2)	Corporation	Director Since(3)	Term to Expire	Owned(4)	Percent of Class
NOMINEES
Robert J. Larison, Jr.	51	Director, President and	2003	2011	136,526(5)	1.0%
		Chief Executive Officer
W. Eric Palmer	45	Director	2005	2011	19,032(6)	*
Jon C. Parker, Sr.	37	Director, Senior Vice	2003	2011	99,119(7)	*
		President and Chief
		Administrative Officer

DIRECTORS CONTINUING IN OFFICE
Frederick D. Franklin, Jr.	52	Director	2005	2009	21,176(8)	*
Robert J. Smith	47	Director	2003	2009	37,751(9)	*
H. Dennis Woods	62	Director	1987	2009	30,812(10)	*
Charles E. Martin, Jr.	61	Chairman of the Board	1982	2010	37,887(11)	*
Forrest W. Sweat, Jr.	50	Director	2001	2010	82,443(12)	*
Thomas F. Beeckler	61	Director	2005	2010	54,324(13)	*

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Carl W. Insel**	44	Executive Vice President — Commercial Lending	N/A	N/A	78,539(14)	*
Thomas B. Wagers, Sr.**	50	Chief Operating Officer	N/A	N/A	36,866(15)	*
Dawna R. Miller	42	Senior Vice President and	N/A	N/A	13,932(16)	*
		Chief Financial Officer
Phillip S. Buddenbohm**	37	Senior Vice President —	N/A	N/A	22,237(17)	*
		Chief Risk Officer
Philip S. Hubacher**	50	Treasurer	N/A	N/A	51,253(18)	*
Tricia H. Echols**	38	Georgia Market President	N/A	N/A	34,100(19)	*
Denise A. Horton**	46	Jacksonville Market President	N/A	N/A	2,531(20)	*
All directors and executive officers as a group (16 persons)					758,528	5.6%

*	Less than 1%.

**	Carl W. Insel, Phillip S. Buddenbohm, Philip S. Hubacher, Thomas B. Wagers, Sr., Tricia H. Echols and Denise A. Horton are officers of Atlantic Coast Bank only.

(1)	The mailing address for each person listed is 505 Haines Avenue, Waycross, Georgia 31501.

(2)	As of March 21, 2008.

(3)	Reflects initial appointment to the board of directors of Atlantic Coast Federal Credit Union, the predecessor to Atlantic Coast Bank, with the exception of Directors Larison, Parker, Sweat, Smith, Franklin, Palmer and Beeckler. Each director of Atlantic Coast Federal Corporation is also a director of Atlantic Coast Bank and Atlantic Coast Federal, MHC, which owns the majority of the issued and outstanding shares of common stock of Atlantic Coast Federal Corporation.

(4)	See footnote (1), definition of “beneficial ownership,” in the table in “Voting Securities and Principal Holders Thereof.”

(5)	Includes 8,955 shares of common stock held in Mr. Larison’s individual retirement accounts, 19,206 shares of common stock held in Mr. Larison’s 401(k) Plan account, 1,451 shares of common stock held by Mr. Larison as custodian for his daughter, 24,807 unvested shares of restricted stock, 7,208 shares held in Mr. Larison’s employee stock ownership plan account, 58 shares of phantom stock and 16,717 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Mr. Larison has pledged 40,240 shares of our common stock as security for two loans.

(6)	Includes 100 shares of common stock held by Mr. Palmer’s children, 5,612 unvested shares of restricted stock and 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008.

(7)	Includes 10,874 shares of common stock held in Mr. Parker’s 401(k) Plan account, 2,714 shares of common stock held in Mr. Parker’s spouse’s 401(k) Plan account, 16,253 unvested shares of restricted stock, 5,320 and 924 shares held in Mr. Parker’s and his spouse’s
(footnotes continued on next page)

employee stock ownership plan accounts, respectively, and 18,000 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Mr. Parker has pledged 22,500 shares of our common stock as security for a loan.

(8)	Includes 5,612 unvested shares of restricted stock, 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008 and 2,244 shares of phantom stock.

(9)	Includes 7,340 unvested shares of restricted stock, 21,831 shares of common stock held in trust and 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008.

(10)	Includes 7,340 unvested shares of restricted stock and 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008.

(11)	Includes 771 shares of common stock held in Mr. Martin’s individual retirement account, 1,000 shares owned by Mr. Martin’s spouse, 7,340 unvested shares of restricted stock, 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008 and 2,304 shares of phantom stock.

(12)	Includes 35,748 shares of common stock held in Mr. Sweat’s individual retirement accounts, 17,803 shares of common stock held in Mr. Sweat’s spouse’s individual retirement account, 7,340 unvested shares of restricted stock and 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008.

(13)	Includes 5,612 unvested shares of restricted stock and 8,580 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008.

(14)	Includes 15,049 shares of common stock held in Mr. Insel’s 401(k) Plan account, 16,253 unvested shares of restricted stock, 3,303 shares held in Mr. Insel’s employee stock ownership plan account and 18,000 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Mr. Insel has pledged 25,800 shares of our common stock as security for a loan.

(15)	Includes 4,575 shares of common stock held in Mr. Wagers’ 401(k) Plan account, 15,431 unvested shares of restricted stock, 3,346 shares held in Mr. Wagers’ employee stock ownership plan account and 7,445 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Mr. Wagers has pledged 1,658 shares of our common stock as security for a loan.

(16)	Includes 192 shares of common stock held in Ms. Miller’s 401(k) Plan account, 7,910 shares of common stock held in Ms. Miller’s 401(k) Plan account, 1,440 shares of common stock held by Ms. Miller as custodian for her son and 3,000 unvested shares of restricted stock.

(17)	Includes 661 shares of common stock held in Mr. Buddenbohm’s 401(k) Plan account, 5,988 unvested shares of restricted stock, 5,800 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008 and 2,356 shares held in Mr. Buddenbohm’s employee stock ownership plan account. Mr. Buddenbohm has pledged 7,432 shares of our common stock as security for a loan.

(18)	Includes 7,117 shares of common stock held in Mr. Hubacher’s individual retirement account, 14,499 shares of common stock held in Mr. Hubacher’s 401(k) Plan account, 2,396 unvested shares of restricted stock, 2,415 shares held in Mr. Hubacher’s employee stock ownership plan account and 1,600 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Mr. Hubacher has pledged 15,000 shares of our common stock as security for a loan.

(19)	Includes 5,741 shares of common stock held in Ms. Echols’ 401(k) Plan account, 9,224 unvested shares of restricted stock, 2,169 shares held in Ms. Echols’ employee stock ownership plan account and 6,577 shares that can be acquired pursuant to stock options within 60 days of March 21, 2008. Ms. Echols has pledged 6,101 shares of our common stock as security for a loan.

(20)	Includes 31 shares of common stock held in Ms. Horton’s 401(k) Plan account and 2,500 unvested shares of restricted stock
Directors
     The principal occupation during the past five years of each of our continuing directors and nominee directors is set forth below. All directors have held their present positions for at least five years unless otherwise noted.
     Robert J. Larison, Jr. Mr. Larison has served as our president and chief executive officer since our organization in 2003 and Atlantic Coast Bank and Atlantic Coast Federal Credit Union since 1983.
     W. Eric Palmer. Mr. Palmer is employed by the Mayo Clinic, Jacksonville, Florida, where he has served as a director of patient financial services for the past three years. Prior to serving as director, Mr. Palmer served as a section manager of accounts receivable at the Mayo Clinic for four years.
     Jon C. Parker, Sr. On March 1, 2007 and on May 18, 2007, Mr. Parker relinquished his duties as chief financial officer of Atlantic Coast Bank and Atlantic Coast Federal Corporation, respectively, to become our chief administrative officer. Previously, Mr. Parker served as our senior vice president and chief financial officer since our organization in 2003 and senior vice president and chief financial officer of Atlantic Coast Bank and Atlantic Coast Federal Credit Union since September 1999. Prior to such time he served as controller.
     Frederick D. Franklin, Jr. Mr. Franklin has been a partner in the law firm of Rogers Towers, P.A., Jacksonville, Florida since January 2004. From 1997 to 2004, he was a partner in the law firm of Holland & Knight, Jacksonville, Florida. Mr. Franklin specializes in complex commercial litigation.
     Robert J. Smith. Mr. Smith is a certified public accountant. He has served as a mortgage banking executive with PHH Mortgage in Jacksonville, Florida, since January 2001 except for the period from April 2002 to July 2003, during which he was employed by Basis 100, a technology company which served the mortgage banking industry. Prior to his employment with PHH Mortgage (formerly known as Cendant Mortgage) in 2001, he was employed by Merrill Lynch Credit Corporation, Jacksonville, Florida, for over 10 years and, prior to that, was a Senior Manager for Deloitte & Touche LLP, where he was recognized as a National Industry Specialist in the savings and loan and real estate industries.
     H. Dennis Woods. Mr. Woods is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked from 1964 until 2005. He most previously served as the business manager of the company’s warehouse in Waycross, Georgia.
     Charles E. Martin, Jr. Mr. Martin is a retired employee of CSX Transportation, Inc., Waycross, Georgia, where he worked as a machinist for over 20 years.
     Forrest W. Sweat, Jr. Mr. Sweat is a partner in the law firm of Walker & Sweat, Waycross, Georgia. He has practiced law since 1982.
     Thomas F. Beeckler. Mr. Beeckler is the owner, president and chief executive officer of the Beeckler Company, Jacksonville, Florida, a real estate development firm. Mr. Beeckler founded the company in 1990.
Executive Officers Who Are Not Directors
     The business experience for at least the past five years for each of the executive officers of Atlantic Coast Bank and its predecessor, Atlantic Coast Federal Credit Union, who do not serve as directors, is set forth below.
     Carl W. Insel. Mr. Insel has served as executive vice president-commercial lending since September 2007. He served as market president of Florida from December 2006 until September 2007. Prior to that Mr. Insel served as executive vice president beginning in October 2004. Mr. Insel previously served as senior vice president for retail banking at the National Bank of Commerce, Atlanta, Georgia, where he worked from 1996 to September 2004.
     Thomas B. Wagers, Sr. Mr. Wagers has served as chief operating officer of Atlantic Coast Bank since his appointment in December, 2006 and previously served as vice president of finance, beginning in June 2004. Prior to joining Atlantic Coast Bank, Mr. Wagers was an independent accounting consultant from August 2002 until May 2004 and has over 14 years of banking experience.
     Dawna R. Miller. Ms. Miller has served as senior vice president and chief financial officer of Atlantic Coast Bank since March 2007 and of Atlantic Coast Federal Corporation since May 2007. Formerly with National Australia Bank Limited from 2002 to 2005, Ms. Miller served as Vice President and Controller of National Americas Investment, Inc., Director of SR Funding Corporation, Vice President of MSRA Holdings, Inc. and First Vice President and Controller of HomeSide Lending, Inc. Ms. Miller has over 15 years experience in the financial services industry. Ms. Miller worked as an independent business consultant beginning in 2005 prior to joining Atlantic Coast Bank.
     Phillip S. Buddenbohm. Mr. Buddenbohm has served as senior vice president-chief risk officer since September 2007. He previously served as senior vice president of credit administration from March 2005 until September 2007. Formerly a first vice president in the Consumer Services Division of National Commerce Financial Corporation in Memphis, Tennessee, he has 10 years of experience in lending, credit administration and branch services.
     Philip S. Hubacher. Mr. Hubacher has served as treasurer of Atlantic Coast Bank since 1988. He is a lieutenant colonel in the United States Air Force Reserve.
     Tricia H. Echols. Ms. Echols has served as market president of Georgia since her appointment in December 2006. Prior to this appointment, she served as vice president of consumer loan operations for over five years. Ms. Echols has been with Atlantic Coast Bank since 1993 serving in various management positions.

     Denise A. Horton. Ms. Horton was appointed as the city president of the Jacksonville market in September 2007. Previously, she served as a senior vice president for retail banking for First Guaranty Bank in Jacksonville, Florida from 2005 to 2007. From June 1999 to February 2005, she served as a senior vice president-financial center administration for SouthTrust Bank in Columbus, Georgia.
Board Independence
     The board of directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards. The board of directors has determined that each of our directors is “independent” within the meaning of the NASDAQ corporate governance listing standards with the exception of Messrs. Larison, Parker and Beeckler. In addition, the board of directors has determined that nominee Palmer is independent under these standards. The board of directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.
     In determining the independence of the non-executive directors, the board of directors reviewed the following transactions: (1) legal fees paid to the law firm of Rogers Towers P.A., of which Director Franklin is a partner, which did not exceed $1,000; (2) grants given to the Jacksonville Children’s Christmas Party, an organization with which Mr. Palmer serves as a director, which amounted to approximately $5,000 and (3) grants given to the Gator Bowl Association, of which Director Smith is a trustee, which amounted to approximately $15,000.
Meetings and Committees of the Board of Directors
     Our business is conducted at regular and special meetings of the full board of directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the fiscal year ended December 31, 2007, the board of directors met at 12 regular meetings and eight special meetings. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he served during fiscal 2007.
     Executive Committee. The executive committee consists of directors Martin, who serves as chairman, Woods and Sweat. The executive committee meets as needed. The executive committee is generally authorized to act on behalf of the full board of directors when certain business matters require prompt action. The executive committee met one time during the fiscal year ended December 31, 2007.
     Audit Committee. The audit committee consists of directors Smith, who serves as chairman, Woods and Palmer. The audit committee assists the board of directors in fulfilling its oversight responsibility relating to the integrity of our financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of our internal audit function; and our relationship with our independent registered public accounting firm. The committee hires, and reviews the reports prepared by, the registered public accounting firm and reviews substantially all of our periodic public financial disclosures. The committee is empowered to investigate any matter, with full access to all necessary books, records, facilities and personnel of the company, and has the authority to retain at our expense legal, accounting or other advisors, consultants or experts, as it deems appropriate. Each member of the audit committee is “independent” as defined in the NASDAQ corporate governance listing standards. The board of directors has determined that director Smith qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission. Our board of directors has adopted a written charter for the audit committee. The audit committee met 12 times during the fiscal year ended December 31, 2007.
     Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the board of directors and other matters of personnel policy and practice and coordinating such actions with the benefits committee of Atlantic Coast Bank. The compensation committee is composed of directors Martin, who serves as chairman, Smith and Woods. Each member of the compensation committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. The board of directors has adopted a written charter for the compensation committee, which is available on our website at www.atlanticcoastbank.net. The compensation committee met seven times during the year ended December 31, 2007.
     The role of the compensation committee is to review annually the compensation levels of the executive officers and recommend compensation changes to the board of directors. The compensation committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our growth strategy and enhancing long-term stockholder value. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Atlantic Coast Federal Corporation. The key elements of our compensation program for executives are: base salary, annual incentive compensation and stock based award compensation. To ensure the key elements of our executive compensation strategy are appropriate for our industry and market, the compensation committee consults with a third party compensation consultant at least annually. The consultant provides guidance based on a comparative analysis of our executive compensation to similar executive positions in a peer group of publicly traded financial institutions. The compensation committee directly reviews the performance of the chief executive officer. The chief executive officer evaluates the performance and makes recommendations to the compensation committee for the other executive officers. However, the compensation committee has the sole authority to recommend changes regarding the base salaries of all executive officers to the full board of directors. Under the board’s policies, Mr. Larison, and any other director who is also an executive officer of Atlantic Coast Federal Corporation and Atlantic Coast Bank, do not participate in the board of directors determination of compensation for their respective offices.
     Governance/Nominating Committee. The governance/nominating committee currently consists of directors Woods and Sweat, each of whom is considered “independent” as defined in the NASDAQ corporate governance listing standards, with director Woods serving as chairman. The board of directors has adopted a written charter for the governance/nominating committee, which is available on our website at www.atlanticcoastbank.net. The governance/nominating committee met one time during the year ended December 31, 2007.
     The functions of the governance/nominating committee include the following:
•	leading the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for stockholder approval;

•	developing and recommending to the board of directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the board of directors;

•	adopting procedures for the submission of recommendations by stockholders by nominees to the board of directors; and

•	annually reviewing the adequacy of its charter and recommending any proposed changes to the board of directors.
     The governance/nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee seeks to identify candidates who, at a minimum, satisfy the following criteria:
•	the highest personal and professional ethics and integrity and whose values are compatible with our values;

•	experience and achievements that have given them the opportunity to exercise and develop good business judgment;

•	a willingness to devote the necessary time to the work of the board of directors and its committees, which includes being available for board and committee meetings;

•	a familiarity with the communities in which we operate and/or are actively engaged in community activities;

•	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

•	the capacity and desire to represent and balance the best interests of the communities that we serve including our shareholders and our customers, and not primarily a special interest group or constituency.
     The governance/nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards.
     The governance/nominating committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. If a determination is made that an additional candidate is needed for the board of directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at 505 Haines Avenue, Waycross, Georgia 31501. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

•	the name and address of the stockholder as they appear on our stockholder records, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of Atlantic Coast Federal Corporation or its affiliates;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.
     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our bylaws.
     A stockholder who wants to communicate with the board of directors or with any individual director can write to Atlantic Coast Federal Corporation at 505 Haines Avenue, Waycross, Georgia 31501, attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about us as a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each board of directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
Code of Ethics
     The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of Atlantic Coast Federal Corporation’s and Atlantic Coast Bank’s directors, officers and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on our website at www.atlanticcoastbank.net. Amendments to and waivers from the codes will also be disclosed on our website.
Attendance at Annual Meetings of Stockholders
     Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend our annual meetings. Seven of our then-current directors attended the prior year’s annual meeting of stockholders.
Audit Committee Report
     Our audit committee operates under a written charter adopted by the board of directors which is available on our website at www.atlanticcoastbank.net. The audit committee has issued a report which states that it has:
•	reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the year ended December 31, 2007;

•	discussed with the independent registered public accounting firm the matters required to be discussed under Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from us.
     Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in our annual report on Form 10-K for the year ended December 31, 2007 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for us for the year ending December 31, 2008, subject to the ratification of this appointment by our stockholders.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

This report has been provided by the audit committee.
Robert J. Smith, Chairman
H. Dennis Woods
W. Eric Palmer
Section 16(a) Beneficial Ownership Reporting Compliance
     Our common stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. Our officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement and annual report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of ownership reports, Ms. Horton filed two late Form 4s to report two transactions and Ms. Miller and Mr. Wagers each filed one late Form 4 to report one transaction each. Based on our review of such ownership reports, no other officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2007.
Executive Compensation
     The following table sets forth for the year ended December 31, 2007, certain information as to the total compensation paid by Atlantic Coast Bank to Mr. Larison, who serves as president and chief executive officer and the two other highest compensated executive officers, who received total annual compensation in excess of $100,000. Each of the individuals listed in the table below are referred to as a named executive officer.
SUMMARY COMPENSATION TABLE

							Change in
							pension
							value and
						Non-equity	non-qualified
						incentive	deferred
Name and				Stock	Option	plan	compensation	All other
Principal Position	Year	Salary	Bonus	awards(1)	awards(2)	compensation(3)	earnings(4)	compensation(5)	Total

Robert J. Larison,	2007	$224,712	$—	$101,709	$37,760	$—	$390,868	$111,867	$866,916
Jr., President and	2006	209,131	—	101,696	37,760	28,980	338,744	120,770	837,081
CEO

Carl W. Insel	2007	169,271	—	66,629	28,320	2,096	90,666	68,783	425,765
Executive Vice	2006	161,973	20,000	66,629	28,320	23,146	85,534	57,782	443,384
President-Commercial Lending

Thomas B.	2007	167,723	—	69,197	22,682	—	9,005	43,401	312,008
Wagers, Sr.	2006	88,721	3,000	7,011	2,516	15,586	8,496	28,319	153,649
Chief Operations Officer

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Recognition and Retention Plan and thus may include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in Note 14 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal years ended December 31, 2007 and 2006, in accordance with FAS 123(R), of stock option awards pursuant to the 2005 Stock Option Plan and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in note 14 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K.

(3)	Mr. Insel earned incentive compensation under the executive quarterly cash incentive plan in the first quarter of 2007. Messrs. Larison and Wagers did not receive incentive compensation under that plan. Messrs. Larison, Insel and Wagers did not earn incentive compensation under the 2007 annual executive cash incentive plan. In 2006, Messrs. Larison, Insel and Wagers earned incentive compensation under the executive annual cash incentive program equal to 13.80% of their base salary.

(4)	We have entered into Supplemental Executive Retirement Plan Agreements with Messrs. Larison and Insel. Amounts represent the change in net present value of accrued benefits under the plans during fiscal 2007 and 2006. Messrs. Wagers is a participant in the Atlantic Coast Bank Executive Non-Qualified Retirement Plan.

(5)	The amounts in this column represent the total of all perquisites (non-cash benefits and perquisites such as an automobile allowance, membership dues and other personal benefits), the value of cash dividend payments on unvested restricted stock awards and employer contributions to defined contribution plans (the Atlantic Coast Bank 401(k) Plan and ESOP) and split-dollar life insurance policies. Amounts are reported separately under the “All Other Compensation” table below.
ALL OTHER COMPENSATION FOR 2007

				Insurance		ESOP
			Contributions	Premiums	RRP	Shares
Name	Perquisites(1)	Tax Gross Ups	to 401(k) Plan	Paid(2)	Dividends(3)	Granted(4)	Total
Robert J. Larison, Jr.	$43,764	$4,064	$8,647	$20,599	$15,215	$19,578	$111,867
Carl W. Insel	11,828	692	6,722	19,995	9,968	19,578	68,783
Thomas B. Wagers, Sr.	13,500	308	9,184	—	10,224	10,185	43,401

(1)	Perquisites for Messrs. Larison, Insel and Wagers include reimbursement for country club membership, an automobile allowance, and reimbursement for health care cost. Mr. Larison’s perquisites also include a per diem payment for maintaining dual households in Waycross, Georgia and Jacksonville, Florida. No individual perquisite exceeded $25,000.

(2)	Amounts for Messrs. Larison and Insel are estimated cost of death benefits for split-dollar insurance policies.

(3)	Represents dividends on unvested restricted stock awards.

(4)	Market value of shares granted under the employee stock ownership plan. See Note 13 - Employee Stock Ownership Plan to our financial statements in the Form 10-K for the fiscal year ended December 31, 2007.
ALL OTHER COMPENSATION FOR 2006

				Insurance		ESOP
			Contributions	Premiums	RRP	Shares
Name	Perquisites(1)	Tax Gross Ups	to 401(k) Plan	Paid(2)	Dividends(3)	Granted(4)	Total
Robert J. Larison, Jr.	$38,035	$3,805	$10,684	$24,837	$14,636	$28,773	$120,770
Carl W. Insel	15,878	1,320	11,000	19,995	9,589	—	57,782
Thomas B. Wagers, Sr.	3,000	1,620	5,289	—	6,668	11,742	28,319

(1)	Perquisites for Messrs. Larison and Insel include reimbursement for country club membership, an automobile allowance, and reimbursement for health care cost. Mr. Larison’s perquisites also include a per diem payment for maintaining dual households in Waycross, Georgia and Jacksonville, Florida. Perquisites for Mr. Wagers include an automobile allowance and reimbursement for health care costs. No individual perquisite exceeded $25,000.

(2)	Amounts for Messrs. Larison, Insel and Parker are estimated cost of death benefits for split-dollar insurance policies. For Mr. Larison, the amount also includes $4,238 for reimbursement on a universal life insurance policy held directly by him.

(3)	Represents dividends on unvested restricted stock awards.

(4)	Market value of shares granted under the employee stock ownership plan. See Note 13- Employee Stock Ownership Plan to our financial statements in the Form 10-K for the fiscal year ended December 31, 2006.
     Annual Incentive Program. Each year the board of directors approves annual and quarterly cash incentive programs to provide executive officers an opportunity to earn additional cash compensation based on reaching specified total company or business unit financial growth targets and other key business goals.
     For the first quarter of 2007, executive officers were eligible for a quarterly cash incentive award of up to 5.25% of base salary if first quarter targets for earnings and balance sheet growth were met and certain pre-determined individual objectives were achieved. For the remainder of 2007, executive officers were eligible for an annual cash incentive award of up to 15% of an officer’s base salary if full year targets for earnings and balance sheet growth were met and certain pre-determined individual objectives as adjusted after the first quarter were achieved. The compensation committee believes the annual and quarterly incentive programs provide our management team with an incentive to enhance the appropriate level of focus on short-term profitability without sacrificing our long-term growth goals. The named executive officers received no annual incentive compensation for the 2007 fiscal year except for Mr. Insel who received one quarterly cash incentive payment of $2,096.

     Employment Agreement. Atlantic Coast Bank currently has an employment agreement with Robert J. Larison, Jr. with a term of two years. The agreement currently provides for a base salary of $250,000. In addition to the base salary, the agreement provides for, among other things, participation in bonus programs and other employee pension benefit and fringe benefit plans applicable to executive employees. Upon each anniversary date of the agreement, the term will be extended for an additional year unless Atlantic Coast Bank notifies Mr. Larison in writing at least 60 days prior to such date that it intends to not extend the term and prior to such anniversary and the board of directors explicitly reviews and approves the extension with his salary and other benefits at least equal to those benefits received during the prior year. Under the agreement, Mr. Larison’s employment may be terminated for cause at any time, in which event he would have no right to receive compensation or other benefits for any period after termination. In the event that Mr. Larison is terminated without cause, he is entitled to a lump sum payment equal to twice his then current annual salary and a continuation of benefits for 12 months. At December 31, 2007 if the employment of Mr. Larison had been terminated under the circumstances entitling him to severance pay, he would have been entitled to receive a lump sum payment of $506,514, which includes health and life insurance benefits for the next 12 months. Notwithstanding any provision to the contrary in the agreement, payments under the agreement following a change in control are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

     Outstanding Equity Awards at Year End. The following table sets forth information with respect to our outstanding equity awards as of December 31, 2007 for our named executive officers.
Outstanding Equity Awards at Fiscal Year-End

Option Awards							Stock Awards
										Equity
										incentive
										plan
				Equity						awards:
				incentive					Equity	market
				plan				Market	incentive	or payout
				awards:				value of	plan awards:	value
		Number of	Number of	number of			Number	shares or	number of	of unearned
		securities	securities	securities			of shares	units of	unearned	shares,
		underlying	underlying	underlying			or units	stock that	shares, units or	units or
		unexercised	unexercised	unexercised	Option	Option	of stock	have not	other rights	other rights
		options	options not	earned	exercise	expiration	that have	vested	that have	that have
Name	Grant Date	exercisable (#)	exercisable (#)	options (#)	price ($)	date(1)	not vested (#)	($)(2)	not vested (#)	not vested ($)
Robert J. Larison, Jr.	7/1/2005	—	—	—	—	—	24,807	295,203	—	—
	7/28/2005	8,717	24,000	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	8,000	12,000	—	13.70	10/11/2015	—	—	—	—
Carl W. Insel	7/1/2005	—	—	—	—	—	16,253	193,411	—	—
	7/28/2005	12,000	18,000	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	6,000	9,000	—	13.70	10/11/2015	—	—	—	—
Thomas B. Wagers, Sr.	7/1/2005	—	—	—	—	—	1,711	20,361	—	—
	7/28/2005	800	1,200	—	13.73	7/28/2015	—	—	—	—
	10/11/2005	800	1,200	—	13.70	10/11/2015	—	—	—	—
	12/22/2006	5,845	23,381	—	18.32	12/22/2016	13,720	163,268	—	—

(1)	Stock options expire 10 years after the grant date.

(2)	This amount is based on the fair market value of Atlantic Coast Federal Corporation common stock on December 31, 2007 of $11.90.

Benefits
     General. Atlantic Coast Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees. Atlantic Coast Bank also provides its employees with the opportunity to participate in the Atlantic Coast Bank 401(k) plan.
     In connection with our stock offering in 2004, we adopted the Atlantic Coast Federal Corporation Employee Stock Ownership Plan for our eligible employees and any employees of our subsidiaries, including Atlantic Coast Bank. The Employee Stock Ownership Plan borrowed $4.6 million from us to purchase 465,520 shares of the common stock sold in our stock offering. The loan from us will be repaid principally from Atlantic Coast Bank’s contributions to the Employee Stock Ownership Plan over a period of 10 years. Shares purchased by the Employee Stock Ownership Plan are held in a suspense account and are released to participants’ accounts as debt service payments are made. Shares released from the Employee Stock Ownership Plan are allocated to each eligible participant’s Employee Stock Ownership Plan account based on the ratio of each such participant’s compensation to the total compensation of all eligible participants.
     Atlantic Coast Federal Corporation 2005 Stock Benefit Plans. Outside directors and key employees of Atlantic Coast Bank, Atlantic Coast Federal Corporation or their affiliates are eligible to participate in and receive awards of stock options and restricted stock under the Stock Option Plan, and the Recognition and Retention Plan, respectively. A total of 712,827 shares of our common stock were reserved for the Stock Option Plan and 285,131 shares of our common stock were reserved for the Recognition and Retention Plan. A total of 563,213 stock options were granted to directors and employees. As of December 31, 2007, all awards available under the approved Recognition and Retention Plan had been granted while approximately 140,614 options were available to be awarded under the Stock Option Plan. All grants of stock options under the Stock Option Plan were made with an exercise price equal to the market value of our common stock on the date of the award. All awards of common stock and options vest in 20% increments over a five-year period beginning on the first anniversary date following the date of grant. The vesting schedule is intended to promote the retention of executive officers, since unvested awards are forfeited if the executive officer terminates employment with us for reasons other than death, disability or change in control, as defined in the plan.
     Supplemental Executive Retirement Agreements. Atlantic Coast Bank has entered into a non-qualified supplemental executive retirement agreement with Messrs. Larison and Insel that provides for the payment of a monthly supplemental retirement benefit equal to up to 60% of the executive’s highest average annual base salary, bonus and incentive compensation during the three annual periods in the 10-year period prior to retirement. Such benefit shall be payable for a period of 15 years upon the retirement age of 55. Full benefits are also payable to the executive’s beneficiary upon death or disability prior to retirement of Messrs. Larison and Insel. Upon change in control of Atlantic Coast Federal Corporation, the executives are entitled to receive a lump sum payment equal to the present value of the future payments assuming a 60% benefit percentage. As of December 31, 2007, Atlantic Coast Bank had accrued $1.51 million for this benefit for Messrs. Larison and Insel.
     Life Insurance Benefits. We have entered into endorsement split-dollar life insurance agreements with Messrs. Larison and Insel to provide life insurance benefits equal to three times their highest base salary over the ten years prior to death or retirement after not less than 10 years of service. The insurance policies are bank owned life insurance (“BOLI”) purchased with single premiums. Endorsements equal to the estimated death benefits of the BOLI policy provide coverage under the terms of the split-dollar agreements. The purpose of the split-dollar insurance policies is to compensate the executive for the shortfall in life insurance benefits provided to the executive compared to what is offered to other employees. We provide all employees with two separate group life insurance policies. The first provides a death benefit of $10,000. A second policy provides a death benefit of up to two times the employee’s annual salary, with a limit of $300,000.
     Atlantic Coast Bank Executive Non-Qualified Retirement Plan. Atlantic Coast Bank also maintains a supplemental executive retirement plan for the benefit of certain senior executives, excluding Messrs. Larison and Insel, that have been designated to participate in the program. Mr. Wagers is included in this plan. The program provides for annual payments of $20,000 for 20 years following normal retirement at age 65 and with 10 years of service. Reduced benefits are paid for early retirement and for lesser years of service. As of December 31, 2007, Atlantic Coast Bank had accrued $26,000 for this benefit for Mr. Wagers.
Director Compensation
     Directors’ Summary Compensation Table. Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2007.
Director Compensation

					Change
					in pension
					value and
				Non-equity	non-qualified
	Fees earned			incentive	deferred
	or paid	Stock	Option	plan	compensation	All other
Name	in cash	awards(1)	awards(2)	compensation(3)	earnings(4)	compensation(5)	Total
Thomas F. Beeckler	$23,544	$23,006	$13,499	$—	$11,572	$3,442	$75,063
Frederick D. Franklin, Jr.	23,544	23,001	13,499	—	(180)	3,442	63,306
Charles E. Martin, Jr.	28,500	30,086	13,499	—	(731)	4,502	75,856
W. Eric Palmer	23,544	23,001	13,499	—	1,501	3,442	64,987
Robert J. Smith	24,876	30,086	13,499	—	7,240	4,502	80,203
Forrest W. Sweat, Jr.	24,876	30,086	13,499	—	2,332	4,502	75,295
H. Dennis Woods	23,544	30,086	13,499	—	4,150	4,502	75,781

(1)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of restricted stock awards pursuant to the Recognition and Retention Plan and thus may include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in Note 14 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K.

(2)	The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes, for the fiscal year ended December 31, 2007, in accordance with FAS 123(R), of stock option awards pursuant to the Stock Option Plan and thus include amounts from awards granted in and prior to 2007. Assumptions used in the calculation of these amounts are included in Note 14 to our audited financial statements for the fiscal year ended December 31, 2007 included in our Annual Report on Form 10-K.

(3)	Directors earned no incentive compensation under the Director Incentive Plan in 2007.

(4)	This amount represents the aggregate increase in the present value of a director’s accumulated benefit under the retirement plan and the deferred fee plan for the board of directors of Atlantic Coast Bank.

(5)	This amount represents dividends received on unvested stock awards in 2007. For the year ended December 31, 2007, no director received perquisites or personal benefits, which exceeded $10,000.
     Members of our board of directors and the committees do not receive separate compensation for their service on the board of directors or the committees of Atlantic Coast Federal Corporation. John Parker, Sr., the Chief Administrative Officer of Atlantic Coast Federal Corporation is an executive officer, but not a named executive officer, and receives no additional compensation for his service as a director.
     Members of Atlantic Coast Bank’s board of directors receive a fee of $1,962 per month. Employee members do not receive board fees. The chairman of the board receives a fee of $2,375 monthly and the vice-chairman of the board and chairman of the audit committee both receive a fee of $2,073 monthly. Atlantic Coast Bank has established a director deferred fee plan that permits a board member to defer some or all of his board fees. As of December 31, 2007, Atlantic Coast Bank had accrued a liability of $298,000 for this plan. Other than described above, committee members are not separately compensated for their service.
     Director Retirement Plan. Atlantic Coast Bank also maintains a director retirement plan providing for an annual payment of $10,000 for a period of 10 years upon retirement. Directors are fully vested after 10 years of service with credit for previous service at the time the plan was adopted in 2002. As of December 31, 2007, Atlantic Coast Bank had accrued a liability of $204,000 for this plan. Reduced benefits are paid for early retirement and shorter periods of service.
     Director Emeritus Program. Atlantic Coast Bank has established a director emeritus program. The plan currently provides for an annual benefit of $10,288 for a period of five years for directors who retire from active service on the board of directors of Atlantic Coast Federal Corporation and Atlantic Coast Bank and elect to serve as a director emeritus. The first payment under the director emeritus program is paid within 30 days of retirement and will follow each year thereafter for the remaining term. In the event of the death of a director, the remaining benefits will be paid to his beneficiary. Three former directors currently participate in this program. The director emeritus program is fully funded and there is no accrued liability for this plan.
     Director Incentive Plan. Atlantic Coast Bank pays an annual cash incentive to directors based on Atlantic Coast Bank reaching specified earnings and balance sheet growth targets and achieving key business objectives. In 2007, there were no annual cash incentive awards earned.
Transactions With Certain Related Persons
     Atlantic Coast Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the board of directors.
     All loans Atlantic Coast Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Bank. Loans to all directors and executive officers and their associates totaled approximately $4.1 million at December 31, 2007, which was 4.5% of our stockholders’ equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2007.
PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Our independent registered public accounting firm for the year ended December 31, 2007 was Crowe Chizek and Company LLC. Our audit committee has approved the appointment of Crowe Chizek and Company LLC to be our independent registered public accounting firm for the year ending December 31, 2008, subject to the ratification of the appointment by our stockholders. At the annual meeting, our stockholders will consider and vote on the ratification of the appointment of Crowe Chizek and Company LLC for the year ending December 31, 2008. A representative of Crowe Chizek and Company LLC is expected to attend the annual meeting, may make a statement if he or she wishes and respond to appropriate questions.
     Set forth below is certain information concerning aggregate fees billed for professional services rendered by Crowe Chizek and Company LLC during the years ended December 31, 2007 and December 31, 2006.
     The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

	2007	2006
Audit Fees	$185,816	$181,950
Audit Related Fees	57,422	29,765
Tax Fees	61,821	43,290
All Other Fees	219,070	—
     Audit Fees. Audit fees of $185,816 in fiscal 2007 were for the audit of our consolidated financial statements. The audit fees for fiscal 2007 includes fees relating to review of the financial statements included in our quarterly reports on Form 10-Q, review of our Annual Report on Form 10-K and review of restated financial statements. Audit fees of $181,950 in fiscal 2006 were for the audit of our consolidated financial statements and include fees relating to review of the financial statements included in our quarterly reports on Form 10-Q and review of the Annual Report on Form 10-K.

     Audit-Related Fees. Audit related fees for $57,422 in fiscal year 2007 were for services associated with a due diligence review of a potential acquisition and the annual benefit plan audits of our employee stock ownership plan and our 401(k) Plan. Audit related fees for $29,765 in fiscal year 2006 were for annual benefit plan audits of our employee stock ownership plan and our 401(k) plan.
     Tax Fees. Tax fees of $61,821 and $43,290 in fiscal years 2007 and 2006 were for services related to tax compliance and tax planning.
     All Other Fees. Other fees of $219,070 were for services associated with the terminated second step conversion of Atlantic Coast Federal, MHC.
     The audit committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
     In order to ratify the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2008, the proposal must receive at least a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked “ABSTAIN,” either in person or by proxy, in favor of such ratification. The audit committee of the board of directors recommends a vote “FOR” the ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the year ending December 31, 2008.
ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
AT AN ANNUAL MEETING
     Our bylaws provide an advance notice procedure for certain business, or nominations to the board of directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Atlantic Coast Federal Corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than five days before the date of the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the board of directors to be brought before the 2009 Annual Meeting of Stockholders must be given to us no later than five days prior to the date of the meeting, as indicated above.
STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in our proxy materials for our 2009 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, 505 Haines Avenue, Waycross, Georgia 31501, no later than December 8, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS
     The board of directors is not aware of any business to come before the annual meeting other than the matters described above in the proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.
MISCELLANEOUS
     The cost of solicitation of proxies will be borne by Atlantic Coast Federal Corporation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. We have retained Corporate Communications, Inc., the company’s regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation. Our 2007 Annual Report to Stockholders has been mailed to all stockholders of record as of March 21, 2008. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.
HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS
     We intend to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless it has received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement they may call or write and request separate copies currently or in the future as follows:
Atlantic Coast Federal Corporation Investor Relations
c/o Corporate Communications, Inc.
523 Third Avenue, South
Nashville, Tennessee 37210
Phone:   (615) 254-3376
Fax:         (615) 254-3420
     Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Pamela T. Saxon
Secretary
Waycross, Georgia
April 7, 2008

REVOCABLE PROXY
ATLANTIC COAST FEDERAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 16, 2008
The undersigned hereby appoints the proxy committee of the board of directors of Atlantic Coast Federal Corporation (the “Company”), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders (“Annual Meeting”) to be held at the Holiday Inn, 1725 Memorial Drive, Waycross, Georgia, at 10:00 a.m., local time, on May 16, 2008. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	WITHHOLD	FOR ALL EXCEPT
1.	The election as directors of the nominees listed below (except as marked to the contrary below) for a term of three years and until their respective successors have been elected and qualified:	☐	☐	☐

Robert J. Larison, Jr.
W. Eric Palmer
Jon C. Parker, Sr.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR All Except” and write that nominee’s name in the space provided below.

		FOR	AGAINST	ABSTAIN
2.	The ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2008.	☐	☐	☐
The board of directors recommends a vote “FOR” each of the above-listed proposals.
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Annual Meeting.
The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated April 7, 2008, and audited financial statements.
Dated: _________________, 2008          ☐     Check Box if You Plan to Attend the Annual Meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.
Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.